Eos Energy Enterprises and TETRA Technologies, Inc. Extend Partnership, Expanding Electrolyte Production Capacity Companies executed an agreement establishing TETRA as the preferred strategic supplier of electrolyte products for Eos TURTLE CREEK, PA., Jan. 9, 2024 — Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), a leading provider of safe, scalable, efficient, and sustainable zinc- based long duration energy storage systems, today expanded its partnership with TETRA Technologies, Inc. (NYSE: TTI) a leading global energy services and solutions company, designating TETRA as the preferred strategic supplier of electrolyte products for Eos’s new, American made, Eos Z3™ long duration energy storage cube. TETRA is expected to supply a minimum of 75% of the total electrolyte product demand going forward. “TETRA is a proven global fluid solution provider, and the Eos strategy has centered around finding raw materials being used in other industries to provide both scale and cost efficiencies,” said Joe Mastrangelo, CEO of Eos. “As we scale, we need supply chain partners that can help us achieve growth, reduce cost, and improve overall performance of our battery. This partnership achieves that while we continue to develop a U.S. supply chain.” The expected demand growth for Long Duration Energy Storage requires increased volume at scale, and with TETRA’s investment in expanded bromine production, Eos is better positioned to achieve the scale necessary over the next several years, while reducing cost per battery and improving overall quality and performance. Key to the operational success of the Eos Z3™ cube is high purity zinc-bromide, which is part of Eos’ patented electrolyte system. TETRA’s U.S. based patented manufacturing process produces some of the highest purity levels of zinc-bromide (PureFlow®) globally. The electrolyte solution is one of the largest cost components of the Eos Z3 cube and this agreement supports progress on the Company’s path to profitability. The two companies have been working together since 2021 to improve the quality of the electrolyte solution. “We have been working closely and collaboratively with Eos for years as they transition to their new Z3 technology, and in that time have evolved from only supplying zinc-bromide PureFlow® to now offering the full electrolyte solution,” said Brady Murphy, President and CEO of TETRA Technologies Inc. “This relationship dovetails nicely with our bromine production plans, and we are excited to be part of Eos’s future plans and Inflation Reduction Act objectives.” This four-year agreement is an expansion of an existing partnership between the two companies that began in 2021 and includes provisions that allow for extending the agreement beyond the initial four-year term. Eos and TETRA officials indicate that the agreement includes favorable pricing and cost savings allocation methodologies that motivate both parties to actively pursue further cost reductions. About Eos Energy Enterprises Eos Energy Enterprises is a leading provider of safe, scalable, and sustainable zinc-based battery storage systems. With a mission to deliver energy storage solutions that are efficient,

2 reliable, and environmentally friendly, Eos is at the forefront of revolutionizing the global energy storage landscape. Eos’ pioneering technology offers a cost-effective and scalable alternative to other stationary storage systems, enabling a clean energy future with improved grid reliability and resilience. About TETRA Technologies, Inc. TETRA Technologies, Inc. is an energy services and solutions company operating on six continents with a focus on bromine-based completion fluids, calcium chloride, water management solutions, frac flowback, and production well testing services. Calcium chloride is used in the oil and gas, industrial, agricultural, road, food, and beverage markets. TETRA is evolving its business model by expanding into the low carbon energy markets with its chemistry expertise, key mineral acreage, and global infrastructure. Low carbon energy initiatives include commercialization of TETRA PureFlow®, an ultra-pure zinc bromide clear brine fluid for stationary batteries and energy storage; advancing an innovative carbon capture utilization and storage technology with CarbonFree to capture CO2 and mineralize emissions to make commercial, carbon-negative chemicals; and development of TETRA's lithium and bromine mineral acreage to meet the growing demand for oil and gas products and energy storage. Visit the Company's website at www.tetratec.com for more information. Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding market demand and trends, and cost reduction initiatives, and statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward- looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to raise financing in the future; our customer’s ability to secure project financing; the amount of final tax credits available to our customers or to Eos Energy Enterprises, Inc. pursuant to the Inflation Reduction Act; uncertainties around our ability to secure conditional commitment in a timely manner or at all, or final approval of a loan from the Department of Energy, the Loan Programs Office, or the timing of funding and the final size of any loan if approved; the possibility of a government shutdown while we remain in the due diligence phase with the U.S. Department of Energy Loan Programs Office or while we await notice of a decision regarding the issuance of a loan from the Department Energy Loan Programs Office; our ability to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; our ability to reduce costs; fluctuations in our

3 revenue and operating results; competition from existing or new competitors; the failure to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to U.S. trade environment; risks resulting from the impact of global pandemics, including the novel coronavirus, Covid-19; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; and other risks and uncertainties. The forward- looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K, including those under the heading “Risk Factors” therein, and other factors identified in Eos’s prior and future SEC filings with the SEC, available at www.sec.gov. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Contacts Investors: ir@eose.com Media: media@eose.com